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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 9, 2005


                              H. J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                   1-3385                   25-0542520
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS


On November 9, 2005, the Board of Directors of H.J. Heinz Company elected two new directors, John G. Drosdick and Dennis H. Reilley. Mr. Drosdick will serve on the Audit and Public Issues Committees and Mr. Reilley will serve on the Corporate Governance and the Management Development and Compensation Committees.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By  /s/ Theodore N. Bobby
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                                           Theodore N. Bobby
                                           Senior Vice President and
                                           General Counsel


Dated: November 14, 2005